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                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                       SUPPLEMENT DATED January 15, 1998
                        TO PROSPECTUS DATED May 1, 1997




Under the heading "FEDERAL INCOME TAXES" in the above-captioned Prospectus, the following disclosure should be added immediately after the paragraph entitled "Contracts Purchased under Simple Retirement Accounts (SIMPLE IRAs)".



     Contracts Purchased under Non-Deductible IRAs (ROTH IRAs)

     In general, for years after 1997, an individual may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA, known as a ROTH IRA. This $2,000 maximum on purchase payments applies to all of an individual's annual IRA contributions (deductible and non-deductible), except for rollover contributions. The maximum amount that can be made to a ROTH IRA is phased out for adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing jointly, and between $0 and $15,000 in the case of married taxpayers filing separately.

     "Qualified distributions" for ROTH IRAs are not includible in gross income or subject to the penalty tax on early withdrawals. As defined in Section 408A of the Code, a qualified distribution requires that the individual has held the ROTH IRA for at least five years and, in addition, that the distribution is made after the individual reaches age 59-1/2, on the individual's death or disability, or to qualified first-time home purchaser, subject to a $10,000 lifetime maximum, for the individual, a spouse, a child, a grandchild, or an ancestor. Non-qualified distributions are treated as being made from contributions first. When all distributions exceed the amount of contributions, the excess is includible in gross income. The age 70-1/2 pre-death distribution rules do not apply to ROTH IRAs.

     An individual may make a rollover contribution from a non-ROTH IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income on a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a ROTH IRA to another ROTH IRA.